UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2011

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Applied Plaza, Cleveland, Ohio		44115
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The following events occurred on October 25, 2011:

1.	David L. Pugh, Chairman & Chief Executive Officer of Applied Industrial Technologies, Inc. (“Applied”), retired on October 25, 2011, at Applied’s annual meeting of shareholders. His planned retirement was first reported in a Form 8-K filed on April 27, 2011.

2.	Applied’s Board of Directors elected Neil A. Schrimsher the new Chief Executive Officer. Information regarding Mr. Schrimsher required by Item 5.02(c) of Form 8-K, as well as a copy of his offer of employment, were included with a Form 8-K filed on October 17, 2011.

3.	The Board of Directors also elected Mr. Schrimsher a director of Class III for a term of three years and a member of the Board’s Executive Committee.

4.	The Board’s Executive Organization & Compensation Committee approved various grants, agreements, and plans for Mr. Schrimsher pursuant to his offer of employment. To the extent the grants, agreements, and plans are not materially consistent with previously disclosed forms, they are attached to this Form 8-K as exhibits.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

An annual meeting of the shareholders of Applied was held on October 25, 2011. At that meeting, there were 42,377,687 shares of common stock entitled to vote. The shareholders voted on the matters submitted to the meeting as follows (as rounded):

1.	Election of three persons to be directors of Class III for a term of three years:

Name	Shares Voted For Election	Shares As To Which Voting Authority Withheld	Broker Non-Votes
Thomas A. Commes	37,064,995	695,523	2,644,064
John F. Meier	37,041,753	718,766	2,644,064
Peter C. Wallace	36,576,994	1,183,524	2,644,064

The term of David L. Pugh, previously a director of Class III, expired at the meeting. The terms of the Class I directors, including Peter A. Dorsman, J. Michael Moore, and Dr. Jerry Sue Thornton, and the Class II directors, including William G. Bares, L. Thomas Hiltz, and Edith Kelly-Green, continued after the meeting.

2.	A nonbinding advisory vote on the compensation of Applied’s named executive officers as described in Applied’s proxy statement dated September 9, 2011:

Shares Voted For	Shares Voted Against	Shares Abstained From Voting	Broker Non-Votes
36,408,165	1,234,662	117,691	2,644,064

3.	A nonbinding advisory vote on the frequency of future votes on the compensation of Applied’s named executive officer:

Shares Voted For Every Year	Shares Voted For Every Two Years	Shares Voted For Every Three Years	Shares Abstained From Voting	Broker Non-Votes
33,055,636	459,785	3,996,058	249,039	2,644,064

After reviewing its recommendation to the shareholders in favor of a frequency of every year, and the results of the vote at the annual meeting of shareholders, the Board of Directors decided on October 25, 2011, to hold a nonbinding advisory vote on the compensation of Applied’s named executive officers every year until the next frequency vote of Applied’s shareholders.

4.	Approval of Applied’s 2011 Long-Term Performance Plan:

Shares Voted For	Shares Voted Against	Shares Abstained From Voting	Broker Non-Votes
36,561,585	1,158,673	40,260	2,644,064

5.	Ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as Applied’s independent auditors for the fiscal year ending June 30, 2012.

Shares Voted For Ratification	Shares Voted Against Ratification	Shares Abstained From Voting
39,189,858	1,189,356	25,367

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	General Terms for Annual Incentive Plan for Neil A. Schrimsher

10.2	Severance Agreement for Neil A. Schrimsher

10.3	Change in Control Agreement for Neil A. Schrimsher

10.4	Terms and Conditions for Inducement Restricted Stock Units Award for Neil A. Schrimsher

10.5	Terms and Conditions for Inducement Stock Appreciation Rights Award for Neil A. Schrimsher

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC. (Registrant)

	By:	/s/ Fred D. Bauer
Fred D. Bauer
Vice President-General Counsel & Secretary
Date: October 31, 2011